Exhibit 99

Investor Presentation, Fourth Quarter 2007

0

RehabCare®
delivering the post-acute continuum®
25 YEARS

About Us

RehabCare is a leading national provider of
physical rehabilitation services in conjunction with
more than 1,200 hospitals and skilled nursing
facilities in 42 states.  We also own and/or operate
10 freestanding rehabilitation and long-term acute
care hospitals.

Service Lines

$712 million consolidated
revenues(1)

Contract Therapy Division

$401 million revenue   - 56% of revenue (1)

1,064 skilled nursing facility programs

39 states

7.4 million annual patient visits

Hospital Rehabilitation Services Division

$164 million revenue  - 23% of revenue (1)

154 hospital-based programs

31 states

45,000 inpatient and skilled nursing unit discharges/year

1.0 million annual outpatient visits

$103 million revenue  -   15% of revenue (1)

Hospital Division

6 rehabilitation hospitals, 3 LTACHs

1 rehabilitation hospital minority owned (2)

5 states   (3)

462 beds (3)

Approximately 6,500 annualized patient discharges   (3)

Other Healthcare Services Division

$45 million revenue -   6% of revenue (1)

Phase 2 Consulting – consulting and care management for hospitals and health systems

Polaris Group – consulting for long-term care facilities

VTA Management Services – therapy and nurse staffing for New York

(1)

For twelve months ended 12/31/07

(2)

Not included in consolidated
revenues

(3)

These statistics include the
minority-owned rehab hospital

Financial Summary

$0.29(1)

5.1(1)

9.0(1)

$173.6

4Q 07

$0.12

2.0

5.5

$184.0

1Q 07

$0.09(2)

$0.22(1)

Diluted Earnings Per
Share

1.7(2)

3.9(1)

Net Earnings

4.2(2)

8.2(1)

Operating Earnings

$181.1

$172.9

Operating Revenues

2Q 07

3Q 07

(dollars in millions except per
share)

(1)

Includes favorable net self insurance costs of approximately $1.4 million and $1.2 million, or
$0.05 and $0.04 per diluted share after tax in Q4 and Q3, respectively,  when compared to the quarterly run rate for these costs in Q2.

(2)

Includes a pretax intangible asset impairment charge of $4.9 million ($2.9 million after tax), or
$0.17 per diluted share after tax.

  Q4/07 EPS of $0.29 per diluted share and $0.73 for full year 2007,

         74% higher than 2006

  Lower operating revenues reflect elimination of programs that don’t meet profit and credit objectives

Consolidated Balance Sheet

(Dollars in thousands)

Cash and Cash Equivalents

Total Assets

Total Debt

Stockholders’ Equity

Percent of Debt to Total Capital

12/31/06

12/31/07

$    9,430

428,296

120,559

$210,779

36%

$  10,265

408,560

74,500

$244,022

       23%

  Cash flow from operations totaled $52.0 million for
       twelve months ended December 31, 2007; $46.1
       million debt repaid during this period

Contract Therapy
Market Overview

The Contract Therapy division manages skilled nursing facility rehab programs that are designed to provide therapy intervention to both short-stay patients and long-term residents with a wide range of conditions, including neurological, orthopedic and other conditions common to the geriatric patient.

Market Size

17,000 Medicare certified skilled nursing facilities

Competitive Landscape

Owned

Self-Operation

Aegis  (333)

Kindred - Peoplefirst   (332)

Genesis (220)

Sundance (107)

Skilled Healthcare (74)

Managed

RehabCare (1,064)

Aegis (667)

Genesis (480)

Select Medical (400)

Sundance (309)

Kindred - Peoplefirst (298)

EnduraCare (270)

Skilled Healthcare (113)

Source: Information available from public filings or from company websites

Contract Therapy
Performance

Q1 07

Q2 07

Q3 07

Q4 07

Dollars in millions

1,064

$4.0 (1)

$99.4

1,146

$(2.2)

$102.8

1,110

1,085

Number of Locations End
of Period

$1.1

$3.2 (1)

Operating Earnings (loss)

$100.3

$98.3

Operating Revenues

Outlook (assumes Part B therapy cap exception remains in place for 2008)

4.5 - 5.5% operating earnings margins during 2008

Return to net additions in locations in 2008

Operating earnings have improved sequentially

each quarter since Q1/07

Lower operating revenues reflect elimination of programs

that don’t meet profit and credit objectives

(1)

Includes favorable net self insurance costs of approximately $0.4 million in both Q4 and Q3 when compared to the costs incurred in Q2.  Excluding the favorable adjustments for self insurance costs, operating earnings would have been $3.6 million and $2.8 million in Q4 and Q3, respectively.

incurred in Q2.  Excluding the favorable adjustments for self insurance costs, operating earnings would have been $3.6

Contract Therapy
Legislative/Regulatory Environment

Part B Therapy Caps & Physician Fee Schedule (PFS)

               The President signed into law the Medicare, Medicaid and SCHIP
               Extension Act of 2007 (Extension Act) which includes:

                A six-month extension of the exception process which
                     essentially eliminates the annual limit on therapies for Part B
                     Medicare beneficiaries - expires June 30, 2008

                A 0.5% increase in the PFS, which serves as the charge
                     master for reimbursement for Part B therapy services,    for the
                     next six-months, rather than the 10.1% scheduled reduction -
                      expires June 30, 2008

               We are actively pursuing an 18-month extension of these
               provisions

Hospital Rehabilitation Services
Market Overview

Acute care hospital-based inpatient rehabilitation facilities in RehabCare’s Hospital
Rehabilitation Services (HRS) division are for patients who require early, intensive therapies (at least 3 hours/day 5 days/week) for recovery from stroke, brain injury, neurological disorders,
amputation and other disabling injuries and illnesses.   Outpatient therapy programs provide
proactive, exercise-oriented therapy with hands-on treatment for individuals of all ages.

Market Size

5,000 acute care hospitals (approximately 1,000 hospital-based IRFs)

Competitive Landscape (Acute care hospital-based IRFs)

Self-Operation

RehabCare (107)

Horizon Health (Specialty Rehab Mgmt) (23)

HealthSouth (11)

Milestone(1)

TherEx (formerly National Rehab Partners)(1)

(1) Private company or a subsidiary of a public company; number of locations is not available

Source: Information available from public filings or from company websites

Hospital Rehab Services
Performance

63.0%

63.7%

64.9%

67.8%

75% Compliance Level (Avg)

Q1 07

Q2 07

Q3 07

Q4 07

Dollars in millions

10,190

154

$6.0 (1)

$38.8

11,093

10,786

10,173

IRF Discharges

164

$5.2

$43.3

161

154

Number of Locations End of
Period

$5.4

$6.3 (1)

Operating Earnings

$41.8

$40.3

Operating Revenues

Outlook

Modest increase in IRF units during 2008 (have already opened 3 IRFs in
2008 compared to 7 openings for the entire year of 2007)

Resumption of 3 – 5% growth in same store discharges during 2008

Continued 12 - 15% operating margins

   Continued strong operating earnings performance through

 focus on controlling costs

   Lower operating revenues reflect impact of the 75% Rule and reduction in units that don’t meet profit and credit objectives

   (1)

Includes favorable net self insurance costs of approximately $0.6 million and $0.5 million in Q4 and Q3, respectively, when compared to the costs incurred in Q2.  Excluding the favorable adjustments for self insurance costs, operating earnings would have been approximately $5.4 million and $5.8 million in Q4 and Q3, respectively.

Hospital Rehab Services
Legislative/Regulatory Environment

IRF 75% Rule

The Extension Act:

Permanently freezes the compliance threshold at 60%
for cost reporting periods starting July 1, 2006

Continues the use of comorbid conditions to qualify
patients and averts a planned cut in reimbursement rates
for lower extremity joint procedures

Requires HHS to conduct a study on patient access and
eligibility for rehabilitation services

Eliminates market basket updates through 2009

We believe the impact of the market basket elimination will be mitigated through higher patient volumes resulting from the freeze at 60%.

Inpatient rehabilitation facilities (IRFs) are equipped to treat patients with a wide range of debilitating injuries and illnesses, offering inpatient and outpatient services in a home-like
environment.   Long-term acute carehospitals(LTACHs) are specialty care hospitals designed for extended stay patients with complex and chronic conditions.

Hospital Division
Description and Locations

Arlington, TX

Providence, RI

St. Louis, MO

N. Kansas City, MO

Reading, PA

Tulsa, OK

Miami, FL

Houston, TX

New Orleans, LA

Amarillo, TX

Midland, TX

Austin, TX

Rome, GA

Lafayette, LA

Peoria, IL

9 current locations

8 future locations

Kokomo, IN

Hospital Division
Market Overview

Competitive Landscape

HealthSouth (94)

RehabCare (7)

Ernest Health (5)

Select Medical (4)

Vibra Healthcare (4)

Centerre (2)

Market Size:

240+ IRFs

Competitive Landscape

Select Medical (87)

Kindred (84)

Regency Hospital (23)

Triumph Healthcare (22)

LifeCare (20)

Vibra Healthcare (9)

Cornerstone Healthcare (9)

HealthSouth (6)

Ernest Health (6)

RehabCare (3)

Market Size:

460+ LTACHs

Freestanding IRFs

LTACHs

Source: Information available from public filings or from company websites

Hospital Division

Performance

3

3

3

3

Number of LTACHs End of Period

403

380

386

407

LTACH Patient Discharges

5

5

6

6

Number of IRFs End of Period

972

1,006

1,060

1,104

IRF Patient Discharges

59.0%

59.0%

63.7%

63.6%

75% Compliance Level (Avg)

Q1 07

Q2 07

Q3 07

Q4 07

Dollars in millions

$(0.8) (2)

$25.7

$1.9

$26.0

$(3.1) (1)

$(1.6) (2)

Operating Earnings  (loss)

$27.0

$24.4

Operating Revenues

Outlook

13-15% EBITDA margins before corporate overhead in 2008 for group of
8 hospitals in operation more than one year

$4.5 - $5.5 million of net EBITDA drag in 2008 for group of 5 hospitals in operation less than one year

Q4/07 operating results impacted by $800,000 start-up and $300,000 ramp-up costs at Central Texas Rehabilitation Hospital and investment in additional infrastructure support

     (1)

Includes a pretax impairment charge on a Louisiana Specialty Hospital intangible asset of $4.9 million, partially offset by net favorable cost report/contractual adjustments of $0.9 million.

(2)     Includes favorable net self insurance costs of approximately $0.2 million in both Q4 and Q3 when compared to the costs incurred in
             Q2.  In addition, Q3 contains unfavorable contractual allowance adjustments of  approximately $1.4 million.  Excluding the favorable self insurance adjustments in Q4 and Q3 and the unfavorable contractual allowance adjustments in Q3, operating losses would have been $1.0 million and $0.4 million in Q4 and Q3, respectively.

Existing Hospitals
Clear Lake Rehabilitation Hospital
Houston, Texas
West Gables Rehabilitation Hospital
Miami, Florida
MeadowBrook Specialty Hospital of Lafayette
Lafayette, Louisiana
MeadowBrook Specialty Hospital of Tulsa
Tulsa, Oklahoma
Arlington Rehabilitation Hospital
Arlington, Texas
Louisiana Specialty Hospital
New Orleans, Louisiana
RehabCare Rehabilitation Hospital-Permian Basin
Midland, Texas
Northwest Texas Rehabilitation Hospital
Amarillo, Texas
Central Texas Rehabilitation Hospital
Austin, Texas
(Phase I)
Announced Projects
The Specialty Hospital
24-bed LTACH
Rome, Georgia
Northland LTACH
35-bed LTACH
North Kansas City, Missouri
Rehabilitation Hospital of Rhode Island
41-bed Rehab
Providence, Rhode Island
St. Luke's Rehabilitation Hospital
35-bed Rehab
St. Louis, Missouri
Kokomo, Indiana
26-bed LTACH
Kokomo, Indiana
Providence, Rhode Island
40-bed LTACH
Providence, Rhode Island
The Reading Hospital and Medical Center
60-bed LTACH
West Reading, Pennsylvania
The Greater Peoria Specialty Hospital
50-bed LTACH
Peoria, Illinois
05
06
07
08
09
Wholly Owned
Joint Venture

Hospital Division
Development Timeline

Division established in 2005 with the acquisition of
MeadowBrook Healthcare

9 existing hospitals, 6 in development, 2 awaiting State
Attorney General approval

Anticipated 4-6 new projects/year

Hospital Division
Legislative/Regulatory Environment

LTACH 25% Rule

               The Extension Act:

Eliminates application of the 25% Rule for freestanding LTACHs and grandfathered LTACHs for next three years

Eliminates the recent payment reductions for very short stay outlier cases for a three-year period

Imposes a three-year moratorium on new LTACHs and new LTACH beds with some exceptions – we believe all of our announced LTACH JVs will not be subject to this moratorium

Requires a study by HHS to establish facility and patient criteria.

IRF 75% Rule

Freestanding Hospitals are subject to the same 75% Rule provisions  as previously discussed. The division managed its rehab hospitals to an average compliance level of 63.6% during the fourth quarter.

Continuous Improvement
Initiatives

Intermediate

Long-Term

       Open 4-6 joint ventures
         annually

    Standardize care
         management processes
         across Hospitals and
         ARUs

       Implement IT roadmap for
         improved clinical,
         revenue cycle, and data
         warehouse systems

       Standardize and integrate
         back office processes and
         information systems

    Implement centralized
         support infrastructure
         for Hospitals division

   Build out continuum of
       care delivery model
       around key market
       relationships

   Implement electronic
       medical record system

   Continue to address
       therapist supply issue
       through innovative
       programs like Allied
       Health Research Institute
       and partnerships with
       the Universities of
       Kansas and Missouri

          2008 Initiatives

    CT operating earnings
         margins to 4.5% - 5.5%

    HRS modest increase in
         IRF units and resumption of
         3-5% growth in same store
         discharges

    HRS product development
         to better match long-term
         client needs

       Hospitals EBITDA margin to
         13-15% target for group of
         mature   hospitals

    Roll out PatientPlus
         compensation program in
         CT division

Hospital
Medical/Surgical
Acute
Therapies
HOME

$400
$200
$0
2003
2004
2005
2007

Investment Considerations
Why RehabCare?

Increasing market demand

Unique continuum of care model

Demonstrated ability to grow revenue
organically and through acquisitions

Proven ability to adapt to market

and regulatory changes

Expenditures for post-acute services:

Increase of 239% since 1998

Projected increase of 150% by 2016
Represents 12% of Medicare spending

75% rule, Part B therapy caps, LTACH

25% rule, physician fee schedule

(Annualized)

Celebrating 25 years as one of the longest tenured post-acute providers of service in the industry

Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Such statements are based on the Company’s current expectations and could be affected by numerous factors, risks and uncertainties discussed in the
Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form
8-K.  Do not rely on forward looking statements as the Company cannot predict or control many of the factors that ultimately may affect the Company’s ability to achieve the results estimated.  The Company makes no promise to update any forward looking statements whether as a result of changes in underlying factors, new information, future events or otherwise.

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